                                                                    Exhibit 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 21st day of September, 2005, by and among ASHTON WOODS USA L.L.C. (the "Borrower"), the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, KEY BANK, NATIONAL ASSOCIATION, as Documentation Agent, and the GUARANTORS party hereto.

                                    RECITALS:

          The Borrower, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of January 20, 2005 (as amended by the First Amendment to Credit Agreement dated as of April 27, 2005, the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

          The Guarantors consist of Owner Guarantors that have executed or otherwise become a party to the Owner Guaranty Agreement and Subsidiary Guarantors that have executed or otherwise become a party to the Subsidiary Guaranty Agreement.

          The Borrower and Guarantors have requested the Administrative Agent and the Lenders to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

          SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

          SECTION 2. Amendment. The Credit Agreement is hereby amended as follows:

     2.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

               "Distribution" means any dividend or other distribution (whether in cash or other tangible property) with respect to any capital stock or other equity interest of any Person or any Subsidiary, or any payment (whether in cash or other tangible property) to any Person or Persons other than the Borrower, including any redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.

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               "Cash Equivalents" means:

               (a) marketable obligations with a maturity of 360 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof);

               (b) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits not less that $500 million and is assigned at least a "B" rating by Thomson Financial BankWatch;

               (c) commercial paper maturing no more than 180 days from the date of creation thereof issued by a corporation that is not the Borrower or an Affiliate of the Borrower, and is organized under the laws of any State of United States of America or the District of Columbia and rated at least A-1 by S&P or at lease P-1 by Moody's;

               (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clause (a) above entered into with any commercial bank meeting the specifications of clause
     (b) above; and

               (e) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (a) through (d) above.

     2.2 Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety as follows;

               7.7 Transactions With Affiliates. Engage in any transaction with any Affiliate of Borrower or any Subsidiary on terms less favorable to Borrower or such Subsidiary than would be obtainable at the time in comparable transactions with Persons not Affiliates of the Borrower or any Subsidiary, provided that nothing herein shall be deemed to restrict any capital contribution or equity purchase by any Affiliate of the Borrower to or from the Borrower or any Distribution made by the Borrower in accordance with Section 7.11 hereof.

     2.3 Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               7.11. Limitation on Distributions. Declare or make, directly or indirectly, any Distribution, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any Distribution or would result therefrom, Borrower may make Distributions on any date in an amount not to exceed


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               (i) fifty percent (50%) of Consolidated Earnings earned between
     June 1, 2004 and the date of such Distribution, plus

               (ii) one hundred percent (100%) of the aggregate amount of cash or Cash Equivalents received by the Borrower either (x) as contributions to common equity of the Borrower after June 1, 2005 or (y) from the issuance and sale of equity interests after such date, other than any such amounts received from a Subsidiary of the Borrower, minus

               (iii) the amount of any Distributions previously made between June 1, 2004 and the date of such Distribution.

               Further, notwithstanding the foregoing, so long as no Default shall have occurred and be continuing at the time of any Distribution or would result therefrom, Borrower may make Distributions in addition to Distributions made pursuant to the foregoing limitations, to its direct parents in amounts required to pay federal, state and local income taxes payable by such direct parent that are solely attributable to the income of the Borrower and its Subsidiaries by virtue of the Borrower being a pass-through entity for federal or state income tax purposes; provided, however, that (a) the amount of Distributions paid with respect to such tax obligations at any time will not exceed the amount of such federal, state and local income taxes actually owing by any such direct parent at such time for the respective period (excluding any tax liability of any such direct parent not attributable to the Borrower or its Subsidiaries) (provided that the Borrower may make periodic Distributions based on an estimate of such tax liability with an annual reconciliation at the end of each tax year) and (b) any refunds received by or on behalf of, or any overpayment based on the annual reconciliation to, any of the Borrower's direct parents attributable to the Borrower and its Subsidiaries shall promptly be returned by such direct parent to the Borrower or credited against the Borrower's ability to make additional Distributions pursuant to the foregoing provisions of this Section 7.11.

          2.4 Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               7.16 Increase in Capital. Increase the capital of Borrower or any Guarantor by transferring assets among Borrower and Guarantors or Borrower's Affiliates to Borrower and Guarantor, provided that nothing herein shall prohibit the purchase of additional equity interests from, or the making of a capital contribution to, Borrower by any parent of Borrower that is also a Guarantor.

          SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions:

          (a) receipt by the Administrative Agent of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Lenders;


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

          (b) receipt by the Administrative Agent from the Borrower of any and all fees and expenses to be paid by the Borrower to the Administrative Agent in connection with this Amendment; and

          (c) the fact that the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in Section 5 of this Amendment shall be true on and as of the date hereof.

          SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended. The Credit Agreement, as so amended, is hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

          SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

          (a) No Default under the Credit Agreement has occurred and is continuing on the date hereof.

          (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower, and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws or other applicable organizational documents of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower or Guarantors are or may become bound.


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          SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

          SECTION 8. Consent by Guarantors. The Guarantors consent to the foregoing amendments. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement to which it is a party, said Guaranty Agreement being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Guaranty Agreement to which it is a party is in full force and effect.

             [The remainder of this page intentionally left blank.]


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


     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, under seal, this Amendment as of the day and year first above written.

                                        BORROWER:

                                        ASHTON WOODS USA L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 1 of 13

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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 2 of 13

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                                        BANK OF AMERICA, N.A., as Syndication
                                        Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 3 of 13

                                        KEY BANK, NATIONAL ASSOCIATION, as
                                        Documentation Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 4 of 13

                                        FIRST AMERICAN BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 5 of 13

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                                        GUARANTY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 6 of 13

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                                        COMERICA BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 7 of 13

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                                        NATIONAL CITY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 8 of 13

                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 9 of 13

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                                        OWNER GUARANTORS:

                                        Elly Nevada, Inc., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        NORMAN NEVADA, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        LARRY NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        BRUCE NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        HARRY NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: President


                                        SEYMOUR NEVADA, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 10 of 13

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                                        HAYDN NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        LITTLE SHOTS NEVADA L.L.C., a Nevada
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 11 of 13

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                                        SUBSIDIARY GUARANTORS:

                                        ASHTON ATLANTA RESIDENTIAL, L.L.C.,
                                        a Georgia limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON DALLAS RESIDENTIAL L.L.C.,
                                        a Texas limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON HOUSTON RESIDENTIAL L.L.C.,
                                        a Texas limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON WOODS ARIZONA L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON ORLANDO RESIDENTIAL L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 12 of 13

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                                        ASHTON BURDEN, LLC,
                                        a Florida limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON TAMPA RESIDENTIAL LLC,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON DENVER RESIDENTIAL, LLC,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        PINERY JOINT VENTURE, a Colorado joint
                                        venture


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Authorized Representative


                                Signature Page of
                          Amendment to Credit Agreement
                                  Page 13 of 13